Nasdaq: FUBC

Purchase and Assumption of Bank of Miami,

National Association from the FDIC

December 20, 2010

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include, among others, statements about our beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control.
The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements.

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual future results may differ materially from those set forth in the forward-looking statements. Our ability to achieve our financial objectives could be adversely affected by the factors discussed in detail in Part I, Item 2., “Management’s Discussion and Analysis of Financial Condition and Results of Operations” the following sections of our
Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report”): (a) “Introductory Note” in Part I, Item 1. “Business;”
(b) “Risk Factors” in Part I, Item 1A. as updated in our subsequent quarterly reports on Form 10-Q; and (c) “Introduction” in Management’s
Discussion and Analysis of Financial Condition and Results of Operations,” in Part II, Item 7, as well as: our ability to integrate the business and operations of companies and banks that we have acquired, and those we may acquire in the future; the failure to achieve expected gains, revenue growth, and/or expense savings from future acquisitions; our ability to comply with the terms of the loss sharing agreements with the
FDIC; legislative or regulatory changes; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the accuracy of our financial statement estimates and assumptions, including the estimate for our loan loss provision; the effects of the health and soundness of other financial institutions, including the FDIC’s need to increase Deposit Insurance Fund assessments;
the loss of key personnel; our customers’ willingness to make timely payments on their loans; changes in the securities and real estate markets;
changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the frequency and magnitude of foreclosure of our loans; fluctuations in loan collateral values; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our need and our ability to incur additional debt or equity financing; the effects of harsh weather conditions, including hurricanes; our ability to comply with the extensive laws, regulations, and directives to which we are subject; our customers’
perception of the safety of their deposits at 1st United Bank; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange
Commission; and our ability to manage the risks involved in the foregoing.

However, other factors besides those listed above could adversely affect our results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. These forward-looking statements are not guarantees of future performance, but reflect the present expectations of future events by our management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Any forward-looking statements made by us speak only as of the date they are made. We do not undertake to update any forward-looking statement, except as required by applicable law.

Transaction Overview

1st United has purchased and assumed substantially all of the assets and liabilities from the
FDIC as receiver of Bank of Miami (“Bank of Miami”) – Coral Gables, Florida

Transaction includes substantially all of the assets exclusive of approximately $27 million in performing loans to be retained by the FDIC

1st United will receive additional indemnifications from the FDIC

Depositors of Bank of Miami Federal have become depositors of 1st United and continue to have FDIC insurance coverage on their deposits

FDIC whole bank acquisition with loss sharing

Purchased assets of approximately $450 million

Includes approximately $308 million of loans covered by FDIC loss share protection

Remaining assets consist primarily of cash and securities, all transferred at fair market values

Assumption of approximately $286 million of total deposits (of which about $89 million are wholesale deposits) and $71 million of FHLB borrowings

Enhances market share in Miami-Dade County

Loss share agreement covers all purchased loans

80% of losses covered by FDIC

All regulatory approvals have been received and the transaction has closed

Smith MacKinnon, P.A. as legal counsel to 1st United in connection with this transaction

Strategic Rationale

FDIC assisted whole bank acquisition with loss sharing

Accelerates strategic growth aspirations

Enhances 1st United’s franchise in Florida’s largest banking market

Financially compelling for shareholders

Increased scale provides additional operating leverage that will further improve profitability

Transaction accomplished without ownership dilution to existing shareholders by leveraging approximately $25 million of existing equity capital

1st United’s significant liquidity prior to the deal used to pay down FHLB borrowings and redeem higher cost wholesale deposits

Expect transaction to provide a modest initial gain on sale, and following integration, expect the transaction to show on-going accretion

Cost savings are expected to be significant

Creation of a $1.3 billion balance sheet in a risk averse manner due to loss sharing support from the FDIC

Loss sharing and asset purchase discount limit the downside risk of transaction

Transaction Structure

$38.0 million discount on the loans

0% premium on assumed deposits

$308 million of covered assets              $251mm commercial / $57mm residential loans

$0 First Loss Position

FDIC assumes 80% of losses

Included in loan balance is approximately $68 million of non performing loans

Approximately $8 million in ORE covered by loss share

Cash (at book value), securities (at fair market value) and other tangible assets acquired at fair value

90-day option to purchase property & equipment and assume leases

Branches will be integrated into 1st United’s existing banking network and reviewed for long-term strategic fit

Discount /
Premium

Loss Share
Agreement

Other Assets

Loan Discount     = ($38.0) million

Deposit Premium =  $  0.0 million

Net Bid                      = ($38.0) million

Loss Exposure Risk Mitigation

FDIC loss sharing agreement in conjunction with 1st United’s bid substantially reduces the adverse financial impact of the credit risk associated with acquired assets

Approximately 44% of 1st United loans covered under FDIC loss share agreements

FDIC Intrinsic Loss estimate $70 million

Preliminary Estimate of Accounting Impact

Anticipate a potential one-time gain (estimated to be between $2 million and $5 million) under
FASB ASC Topic 805 (formerly FAS 141R) as the acquisition date fair value of the assets acquired exceeds the liabilities assumed (“negative goodwill” or purchase gain).

The after tax gain will result in accretion to book value per share.

Acquired approximately $89 million in wholesale deposits and $71 million in FHLB
Borrowings – anticipate using 1st United’s existing liquidity to substantially reduce or eliminate.  Remaining deposits of approximately $200 million appear to be strong, core deposits with a very good mix, including 28% non-interest bearing deposits.

Pro forma leverage ratio estimated approximately 10%

Above amounts subject to change as precise amount of gain is dependent on completion of final appraisals and mark-to-market valuations of the assets and liabilities.

Deposits

Loan Portfolio

Non Interest

Bearing

28%

Time Deposits

27%

Interest Bearing

Transaction

45%

Composition of Acquired Loans & Assumed Deposits

Increases 1st United’s loans to deposits ratio from 79% to approximately 90%

Cost of Deposits = .95%

Yield on Loans = 5.4%

Note:  Information displayed above is estimated based on information received from the FDIC and 1st United estimates.

Commercial

81%

Consumer and

Residential

19%

        1st United Branch Offices

Combined Branch Footprint

Fort Lauderdale Downtown

633 South Federal Highway

Ft. Lauderdale, FL 33301

North Miami Beach

15801 Biscayne Blvd.

North Miami Beach, FL 33162

North Palm Beach

741 US Highway One

North Palm Beach, FL 33408

Palm Beach

335 South Country Road

Palm Beach, FL 33480

Sebastian

1020 US Highway 1

Sebastian, FL 32958

Vero Beach

1717 Indian River Blvd.

Vero Beach, FL 32960

West Palm Beach

307 Evernia Street, Suite 100

West Palm Beach, FL 33401

Headquarters & Main Office

One North Federal Highway

Boca Raton, FL 33432

Barefoot Bay

1020 Buttonwood Street

Barefoot Bay, FL 32976

Brickell

1001 Brickell Bay Drive
Miami, FL 33131

Cooper City

5854 South Flamingo Road

Cooper City, FL 33330

Coral Ridge

2800 East Oakland Park Blvd.

Ft. Lauderdale, FL 33306

Coral Springs

2855 North University Drive

Coral Springs, FL 33067

Coral Way

2159 Coral Way
Miami, FL 33145

Doral

8484 NW 36th Street, Suite 100
Doral, FL 33166

Coral Gables Branch

121 Alhambra Plaza

Coral Gables, FL 33134

Former Bank of Miami Branch Offices

Medley-West Branch

10505 NW 112 Avenue

Miami, FL 33178

Doral Branch

8630 NW 25th Street

Miami, FL 33122

Florida Based Banks

Source:  SNL Financial.  Data as of 9/30/10.

Florida Based Banks - Asset Rankings

September 30, 2010

Total Assets ($000)

Ranking

Bank Name

  9/30/10

1

Northern Trust, National Association

11,978,492

2

Mercantil Commercebank, National Association

6,632,800

3

City National Bank of Florida

4,376,035

4

Ocean Bank

3,866,048

5

Capital City Bank

2,554,898

6

Premier American Bank, National Association

2,488,526

7

Sabadell United Bank, N.A.

2,334,151

8

Seacoast National Bank

2,012,681

9

TotalBank

1,995,656

10

U.S. Century Bank

1,846,535

11

TIB Bank

1,733,491

12

Great Florida Bank

1,648,777

13

CNLBank

1,519,828

14

1st United Bank- Pro Forma

1,260,000

15

CenterState Bank of Florida, National Association

1,237,808

16

NAFH National Bank

1,178,583

17

Citizens First Bank

1,157,898

18

BAC Florida Bank

1,049,365

19

Florida Capital Bank, N.A.

1,048,447

20

Bank of Tampa

980,345

Integration Plan

Management team has a history of successfully completing and integrating M&A transactions having accomplished in 34 bank M&A transactions on a combined basis

Depositors in all Bank of Miami branches have access to their funds (no interruption of service)

2011 conversion to 1st United’s IT platform, after interim servicing for FDIC concludes

Branches will be integrated into 1st United’s existing banking network and reviewed for long-term strategic fit (90 day option to decide)

1st United will leverage Bank of Miami’s experienced banking professionals to first integrate the customers and second to sell 1st United’s broad array of banking products and services to
Bank of Miami’s customer base

Continuing to build on our Loss Share Department experience to manage FDIC loss share compliance

Integration will be seamless to Bank of Miami customers and is already underway

Transaction Merits

Major growth catalyst

Pro forma balance sheet remains fortified with robust capital ratios well in excess of “well-capitalized” thresholds

Expands franchise in legacy market with significant market share opportunity

Strong pro forma liquidity and capital builds customer confidence and enables 1st
United to pursue additional balance sheet growth

Approximately 44% of 1st United’s loan portfolio subject to loss share

Leverage 1st United’s strong liquidity position